Mutual Funds	Income	January 28, 2014

Guggenheim Funds Summary Prospectus

Class A, Class B, Class C and Institutional

Ticker Symbol				Fund Name

Class A	Class B	Class C	Institutional

SIUSX	SUGBX	SDICX	GIUSX	Guggenheim Investment Grade Bond Fund

Before you invest, you may wish to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You may obtain the Prospectus and other information about the Fund, including the Statement of Additional Information (SAI) and most recent reports to shareholders, at no cost by visiting guggenheiminvestments.com/services/prospectuses-and-reports, calling 800.820.0888 or e-mailing services@guggenheiminvestments.com. The Fund’s Prospectus and SAI, both dated January 28, 2014, as revised from time to time, and the Fund’s most recent shareholder reports, are incorporated by reference into this Summary Prospectus.

SUMUSIB-0114x0115	guggenheiminvestments.com

Guggenheim Investment Grade Bond Fund

INVESTMENT OBJECTIVE

The Guggenheim Investment Grade Bond Fund seeks to provide current income.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Family of Funds, as defined on page 91 of the Fund’s prospectus. More information about these and other discounts is available from your financial professional and in the “Sales Charges—Class A Shares” section on page 58 of the Fund’s prospectus and the “How to Purchase Shares” section on page 48 of the Fund’s Statement of Additional Information.

	Class A	Class B	Class C	Institutional
SHAREHOLDER FEES (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.75%	Closed to new subscriptions	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of original purchase price or redemption proceeds, whichever is lower)	None	5.00%	1.00%	None
ANNUAL FUND OPERATING EXPENSES (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.50%	0.50%	0.50%	0.50%
Distribution and Service (12b-1) Fees	0.25%	1.00%	1.00%	None
Other Expenses	0.46%	1.17%	0.53%	0.67%
Interest and Other Related Expenses	0.04%	0.04%	0.04%	0.07%
Remaining Expenses	0.42%	1.13%	0.49%	0.60%
Total Annual Fund Operating Expenses	1.21%	2.67%	2.03%	1.17%
Fee Waiver (and/or expense reimbursement)[1]	-0.17	-0.88%	-0.24%	-0.35%
Total Annual Fund Operating Expenses After Fee Waiver (and/or expense reimbursement)	1.04%	1.79%	1.79%	0.82%
[1]

The Investment Manager has contractually agreed through February 1, 2015 to waive fees and/or reimburse Fund expenses to the extent necessary to limit the ordinary operating expenses (including distribution (12b-1) fees, but exclusive of brokerage costs, dividends on securities sold short, acquired fund fees and expenses, interest, taxes, litigation, indemnification, and extraordinary expenses) (“Operating Expenses”) of the Fund to the annual percentage of average daily net assets for each class of shares as follows: Class A—1.00%, Class B—1.75%, Class C—1.75% and Institutional—0.75%. The Fund may have “Total Annual Fund Operating Expenses After Fee Waiver” greater than the expense cap as a result of any acquired fund fees and expenses or other expenses that are excluded from the calculation. The Investment Manager is entitled to reimbursement by the Fund of fees waived or expenses reimbursed during any of the previous 36 months beginning on the date of the expense limitation agreement. The agreement will expire when it reaches its termination or when the Investment Manager ceases to serve as such (subject to recoupment rights) and it can be terminated by the Fund’s Board of Trustees, subject to the recoupment rights of the Investment Manager.

EXAMPLE

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although the actual costs may be higher or lower, based on these assumptions your cost would be:

	Redeemed				Not Redeemed
Class	1 Year	3 Years	5 Years	10 Years	1 Year	3 Years	5 Years	10 Years
A	$576	$825	$1,093	$1,857	$576	$825	$1,093	$1,857
B	682	1,046	1,537	2,580	182	746	1,337	2,580
C	282	613	1,071	2,339	182	613	1,071	2,339
Institutional	84	337	610	1,389	84	337	610	1,389

2	SUMMARY PROSPECTUS

The above Example reflects applicable contractual fee waiver/expense reimbursement arrangements for the duration of the arrangements only.

PORTFOLIO TURNOVER

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 119% of the average value of its portfolio.

PRINCIPAL INVESTMENT STRATEGIES

In pursuit of its objective, the Fund will invest, under normal market conditions, at least 80% of its assets (net assets, plus the amount of any borrowing for investment purposes) in investment grade fixed-income securities (i.e., rated in the top four long-term rating categories by a nationally recognized statistical rating organization or, if unrated, determined by Security Investors, LLC, also known as Guggenheim Investments (the “Investment Manager”), to be of comparable quality). If nationally recognized statistical rating organizations assign different ratings to the same security, the Fund will use the higher rating for purposes of determining the security’s credit quality. Such fixed-income securities may include corporate bonds and other corporate debt securities, securities issued by the U.S. government or its agencies and instrumentalities (including those not backed by the full faith and credit of the U.S. government), mortgage-backed and asset-backed securities, participations in and assignments of loans (such as syndicated bank loans, secured or unsecured loans, bridge loans and other loans), zero-coupon bonds, municipal bonds, payment-in-kind debt securities (such as payment-in-kind bonds), convertible fixed-income securities, non-registered or restricted securities (including securities originally issued in reliance on Rule 144A and Regulation S securities), certain preferred securities and step-up securities (such as step-up bonds). These securities may pay fixed or variable rates of interest. Although the Fund will invest at least 80% of its assets in investment grade fixed-income securities, such securities (especially those in the lowest of the top four long-term rating categories) may have speculative characteristics. The Fund may, without limitation, seek to obtain exposure to the securities in which it primarily invests through a variety of investment vehicles, principally closed-end funds, exchange-traded funds (“ETFs”) and other mutual funds. The Fund may invest up to 20% of its assets in preferred stock. While the Fund will principally invest in securities listed, traded or dealt in developed markets, it may also invest without limitation in securities listed, traded or dealt in other countries, including emerging markets countries. Such securities may be denominated in foreign currencies.

Consistent with its investment objective and principal investment strategies, the Fund also may invest in debt securities or loans that are not investment grade (also known as “high yield/high risk securities” or “junk bonds”). The Fund also may seek certain exposures through derivative transactions, principally, foreign exchange forward contracts, futures on securities, indices, currencies and other investments; options; interest rate swaps, cross-currency swaps, total return swaps; and credit default swaps, which may also create economic leverage in the Fund. The Fund may engage in derivative transactions for speculative purposes to enhance total return, to seek to hedge against fluctuations in securities prices, interest rates or currency rates, to change the effective duration of its portfolio, to manage certain investment risks and/or as a substitute for the purchase or sale of securities or currencies. The Fund may use leverage to the extent permitted by applicable law by entering into reverse repurchase agreements and borrowing transactions (such as lines of credit) for investment purposes. The Fund may also seek to obtain market exposure to the securities in which it primarily invests by entering into a series of purchase and sale contracts or by using other investment techniques (such as buy backs, “To Be Announced” (“TBA”) transactions and/or dollar rolls). In a TBA transaction, a seller agrees to deliver a mortgage-backed security to the Fund at a future date, but the seller does not specify the particular security to be delivered. Instead, the Fund agreed to accept or sell any security that meets specified terms.

The Investment Manager, uses a process for selecting securities for purchase and sale that is based on intensive credit research and involves extensive due diligence on each issuer, region and sector. The Investment Manager also considers macroeconomic outlook and geopolitical issues.

The Investment Manager may determine to sell a security for several reasons including, the following: (1) to adjust the portfolio’s average maturity, or to shift assets into or out of higher-yielding securities; (2) if a security’s credit rating has been changed or for other credit reasons; (3) to meet redemption requests; (4) to take gains; or (5) due to relative value. Under adverse market conditions (for example, in the event of credit events, where it is deemed opportune to preserve gains, or to preserve the relative value of investments), the Fund can make temporary defensive investments and may not be able to pursue its objective.

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PRINCIPAL RISKS

The value of an investment in the Fund will fluctuate and is subject to investment risks, which means investors could lose money. The principal risks of investing in the Fund are listed below.

Asset-Backed and Mortgage-Backed Securities Risk—Investors in asset-backed securities, including mortgage-backed securities and structured finance investments, generally receive payments that are part interest and part return of principal. These payments may vary based on the rate at which the underlying borrowers pay off their loans. Some asset-backed securities, including mortgage-backed securities, may have structures that make their reaction to interest rates and other factors difficult to predict, making their prices very volatile and they are subject to liquidity risk.

Convertible Securities Risk—Convertible securities may be subordinate to other securities. The total return for a convertible security depends, in part, upon the performance of the underlying security into which it can be converted. The value of convertible securities tends to decline as interest rates increase. Convertible securities generally offer lower interest or dividend yields than non-convertible securities of similar quality.

Credit Risk—The Fund could lose money if the issuer of a bond or a counterparty to a derivatives transaction or other transaction is unable to repay interest and principal on time or defaults. The issuer of a bond could also suffer a decrease in quality rating, which would affect the volatility of the price and liquidity of the bond.

Currency Risk—Indirect and direct exposure to foreign currencies subjects the Fund to the risk that those currencies will decline in value relative to the U.S. Dollar, which would cause a decline in the U.S. value of the holdings of the Fund. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political, economic and tax developments in the U.S. or abroad.

Derivatives Risk—Derivatives may pose risks in addition to and greater than those associated with investing directly in securities or other investments, including risks relating to leverage, imperfect correlations with underlying investments or the Fund’s other portfolio holdings, high price volatility, lack of availability, counterparty credit, liquidity, valuation and legal restrictions. Their use is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. If the Investment Manager is incorrect about its expectations of market conditions, the use of derivatives could also result in a loss, which in some cases may be unlimited.

Emerging Markets Risk—Investments in emerging markets securities are generally subject to a greater level of those risks associated with investing in foreign securities, as emerging markets are considered less developed and developing countries. Furthermore, investments in emerging market countries are generally subject to additional risks, including trading on smaller markets, having lower volumes of trading, and being subject to lower levels of government regulation and less extensive accounting, financial and other reporting requirements.

Foreign Securities Risk—Foreign securities carry additional risks when compared to U.S. securities, including currency fluctuations, adverse political and economic developments, unreliable or untimely information, less liquidity, limited legal recourse and higher transactional costs.

High Yield and Unrated Securities Risk—High yield, below investment grade and unrated high risk debt securities may present additional risk because these securities may be less liquid and present more credit risk than investment grade bonds. The price of high yield securities tends to be subject to greater volatility due to issuer-specific operating results and outlook and to real or perceived adverse economic and competitive industry conditions.

Interest Rate Risk—Investments in fixed-income securities are subject to the possibility that interest rates could rise sharply, causing the value of the Fund’s securities and share price to decline. Fixed-income securities with longer durations are subject to more volatility than those with shorter durations.

Investment in Investment Vehicles Risk—Investing in other investment vehicles, including ETFs, closed-end funds and other mutual funds, subjects the Fund to those risks affecting the investment vehicle, including the possibility that the value of the underlying securities held by the investment vehicle could decrease. Moreover, the Fund and its shareholders will incur its pro rata share of the underlying vehicles’ expenses.

Investments in Loans Risk—Investments in loans involve special types of risks, including credit risk, interest rate risk, counterparty risk and prepayment risk. Loans may offer a fixed or floating interest rate. Loans are often generally below investment grade and may be unrated. Loans may be difficult to value and some can be subject to liquidity risk.

Leverage Risk—The Fund’s use of leverage, through borrowings or instruments such as derivatives, may cause the Fund to be more volatile and riskier than if it had not been leveraged.

4	SUMMARY PROSPECTUS

Liquidity and Valuation Risk—In certain circumstances, it may be difficult for the Fund to purchase and sell particular investments within a reasonable time at a fair price, or the price at which it has been valued by the Investment Manager for purposes of the Fund’s net asset value, causing the Fund to be less liquid and unable to realize what the Investment Manager believes should be the price of the investment.

Management Risk—The Fund is actively managed, which means that investment decisions are made based on investment views. There is no guarantee that the investment views will be successful. Furthermore, active trading that can accompany active management, also called “high turnover,” may have a negative impact on performance. Active trading may result in higher brokerage costs or mark-up charges, which are ultimately passed on to shareholders of the Fund.

Market Risk—The market value of the securities held by the Fund may fluctuate resulting from factors affecting the individual company or other factors such as changing economic, political or financial market conditions. Moreover, changing economic, political or financial market conditions in one country or geographic region could adversely impact the market value of the securities held by the Fund in a different country or geographic region.

Municipal Securities Risk—Municipal securities may be subject to credit, interest and prepayment risks. In addition, municipal securities can be affected by unfavorable legislative or political developments and adverse changes in the economic and fiscal conditions of state and municipal issuers or the federal government in case it provides financial support to such issuers. Certain sectors of the municipal bond market have special risks that can affect them more significantly than the market as a whole. Because many municipal instruments are issued to finance similar projects, conditions in these industries can significantly affect the overall municipal market. Municipal securities that are insured by an insurer may be adversely affected by developments relevant to that particular insurer, or more general developments relevant to the market as a whole. Municipal securities can be difficult to value and be less liquid than other investments, which may affect performance.

Preferred Securities Risk—A company’s preferred stock generally pays dividends only after the company makes required payments to holders of its bonds and other debt. For this reason, the value of preferred stock will usually react more strongly than bonds and other debt to actual or perceived changes in the company’s financial condition or prospects.

Prepayment Risk—Securities subject to prepayment risk generally offer less potential for gains when interest rates decline, because issuers of the securities may be able to prepay the principal due on the securities, and may offer a greater potential for income loss when interest rates rise.

Regulatory and Legal Risk—U.S. and other regulators and governmental agencies may implement additional regulations and legislators may pass new laws that affect the investments held by the Fund, the strategies used by the Fund or the level of regulation or taxation applying to the Fund (such as regulations related to investments in derivatives). These may impact the investment strategies, performance, costs and operations of the Fund or taxation of shareholders.

Repurchase Agreement and Reverse Repurchase Agreement Risk—In the event of the insolvency of the counterparty to a repurchase agreement or reverse repurchase agreement, recovery of the repurchase price owed to the Fund or, in the case of a reverse repurchase agreement, the securities sold by the Fund, may be delayed. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds, they constitute a form of leverage. If the Fund reinvests the proceeds of a reverse repurchase agreement at a rate lower than the cost of the agreement, entering into the agreement will lower the Fund’s yield.

Restricted Securities Risk—Restricted securities generally cannot be sold to the public and may involve a high degree of business, financial and liquidity risk, which may result in substantial losses to the Fund.

To Be Announced (“TBA”) Transactions Risk—The Fund may enter into “To Be Announced” (“TBA”) transactions to purchase or sell mortgage-backed securities for a fixed price at a future date. TBA purchase commitments involve a risk of loss if the value of the securities to be purchased declines prior to settlement date or if the counterparty may not deliver the securities as promised. Selling a TBA involves a risk of loss if the value of the securities to be sold goes up prior to settlement date.

PERFORMANCE INFORMATION

The following chart and table provide some indication of the risks of investing in the Fund by showing changes in the Fund’s Class A share performance from year to year and by showing how the Fund’s average annual returns for one, five, and ten years have compared to those of a broad measure of market performance. As of the date of this Prospectus, Institutional class shares of the Fund had not completed a full calendar year.

Effective January 28, 2013, the Fund changed its name and principal investment strategy. As a result of the change in investment strategy, the Fund changed its benchmark to the Barclays U.S. Aggregate Index. As with all mutual funds, past performance (before

SUMMARY PROSPECTUS	5

and after taxes) is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available on the Fund’s website at www.guggenheiminvestments.com or by calling 800.820.0888.

The bar chart does not reflect the impact of the sales charge applicable to Class A shares which, if reflected, would lower the returns shown.

Highest Quarter Return	Lowest Quarter Return
3Q 2009 4.63%	4Q 2008 -6.90%

AVERAGE ANNUAL TOTAL RETURNS

(For the periods ended December 31, 2013)

After-tax returns shown in the table are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of any state or local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts (“IRAs”). After-tax returns are shown for Class A only. After-tax returns for Class B, Class C, and Institutional class will vary.

	1 Year	5 Years	10 Years
Class A
Return Before Taxes	-1.71%	5.58%	2.63%
Return After Taxes on Distributions	-3.44%	4.37%	1.22%
Return After Taxes on Distributions and Sale of Fund Shares	-0.98%	3.85%	1.47%
Class B	-2.53%	5.50%	2.51%
Class C	1.44%	5.81%	2.38%
Index
Barclays U.S. Aggregate Index (reflects no deductions for fees, expenses or taxes)	-2.02%	4.44%	4.55%

MANAGEMENT OF THE FUND

INVESTMENT MANAGER

Security Investors, LLC, also known as Guggenheim Investments (the “Investment Manager”), serves as the investment manager of the Fund.

PORTFOLIO MANAGERS

B. Scott Minerd, Anne B. Walsh, James W. Michal and Jeffrey B. Abrams are primarily responsible for the day-to-day management of the Fund. Each holds the title of Portfolio Manager with the Investment Manager. They have managed the Fund since August 2012.

6	SUMMARY PROSPECTUS

PURCHASE AND SALE OF FUND SHARES

You may purchase or redeem Fund shares through your broker/ dealer, other financial intermediary that has an agreement with Guggenheim Distributors, LLC, the Fund’s distributor, or through the Fund’s transfer agent. You may purchase, redeem or exchange shares of any class of the Fund on any day the New York Stock Exchange is open for business. Class B shares are closed to new subscriptions from either existing or new shareholders. The minimum initial investment is $100. The minimum subsequent investment is $100. Class A and Class C do not have a minimum account balance.

The Institutional class minimum initial investment is $2 million, although the Fund may waive this requirement at its discretion. The Institutional class has a minimum account balance of $1 million. Due to the relatively high cost of maintaining accounts below the minimum account balance, the Fund reserves the right to redeem shares if an account balance falls below the minimum account balance for any reason. Investors will be given 60 days notice to reestablish the minimum account balance. If the account balance is not increased, the account may be closed and the proceeds sent to the investor. Fund shares will be redeemed at net asset value on the day the account is closed.

TAX INFORMATION

Fund distributions are taxable as ordinary income or capital gains (or a combination of both), unless your investment is in an IRA or other tax-advantaged retirement account.

PAYMENTS TO BROKER/DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker/dealer or other financial intermediary (such as a bank), the Fund and its related companies may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker/dealer or other intermediary and your sales person to recommend the Fund over another investment. Ask your sales person or visit your financial intermediary’s website for more information.

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